SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: August 10, 2004

CAN/AM AUTOSALES, INC.

(Exact Name of Registrant as Specified in its Charter)
Nevada	333-103986	98-0384073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1577 W. 4th Ave., Vancouver, B.C.

Canada V6J 1L6

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-732-3799

_______________________________________________

(Former name or former address, if changed since last report)

Item 5. Other Events

The Company appointed Kosta Stefanos Liapis to the Board of Directors, effective August 10, 2004. Mr. Liapis, age 39, is President of Liapis Corporation (and its subsidiaries: Lion Energy Corporation, Whitehill Ltd., Archimedes International) and has accumulated a vast international business experience involving various trading, financing, project development and privatization/acquisition activities in many countries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAN/AM AUTOSALES, INC.

August 16, 2004         /s/ Triantfyllos Groumoutis

Date                             Triantfyllos Groumoutis, President